- Confidential - Investor Presentation 4Q22 Exhibit 99.1

Highlights - Attractive Investment Characteristics Strong Financial Performance 4Q22 Revenues of $621 million, one of the highest quarterly revenues in company history. 4Q22 GAAP Net Income of $42 million. 4Q22 Adjusted EBITDA reached a new all-time high of $145 million. FY22 Adjusted EBITDA of $539 million, highest in company history. Focus on Debt Reduction Completed comprehensive transactions in 2022, staggering debt maturities over a longer period of time and significantly reducing near-term debt. Ended 2022 with net debt of $1.975 billion and net leverage of 3.7 times. Goal of reducing net debt by $175-$200 million annually and net leverage to below 3.5 times by the end of 2023 and below 3 times by the end of 2024. Attractive Equity Valuation Attractive equity valuation compared to peer group and similar diversified services companies. GEO stock currently trading at approx. 6x Enterprise Value to Adjusted EBITDA and more than 15% Free Cash Flow Yield

Strong Financial Growth Revenues ($ in millions) Net Income ($ in millions) Adjusted EBITDA ($ in millions)

Company Overview

Founded in 1984 Initial Public Offering (IPO) in 1994 Listed on NYSE in 1996 Included in Major Indexes: S&P 600 Russell 2000 18,000 Employees Company History

Secure Residential Care ICE Processing Centers USMS Detention Facilities State Correctional and Rehabilitation Facilities Non-Secure Residential Care Residential Reentry Centers/Halfway Houses Non-Residential Services Day Reporting Centers Electronic Monitoring Services provided in US, Australia, UK, and South Africa Diversified Government Service Provider

Diversified U.S. Facility Footprint 50 GEO Secure Services Facilities 42 GEO Care Residential Facilities

International Services 4 International Facilities

GEO is a Leading Diversified Services Provider 82,000 40% 27,000 14% 17,000 8% GEO is a leading provider of diversified secure and community reentry services with a 40% share of the market 70,200 57,500 1,000 * Based on total beds including idle and under development for U.S. headquartered companies only Figures are an approximation based on company disclosures and websites 78,500 38% Bed Capacity

17.6 Million Sq. Ft. owned and/or managed 58,000 Owned/Leased Beds Economic Useful Life: 75+ Years Newer Facility Assets = 19-Year Avg. Age Difficult to Replace = High Barriers to Entry Difficult permitting and zoning Long development lead times High Capital Requirements $2 billion in book long-term assets with minimum targeted ROI of 13-15% Difficult to Replace Real Estate Riverbend Correctional & Rehabilitation Facility, GA Taylor Street Halfway House, CA Karnes County Immigration Processing Center, TX

Segment Trends

Available capacity at existing residential reentry centers Growth in Non-Residential Programs Demand for Diversified Government Services Segment Trends ICE USMS U.S. Southwest Border Crossings Alternatives To Detention Program Continued Capacity Needs Facilities strategically located to support USMS needs Aging State prison infrastructure Correctional Staffing challenges Reentry Services State Correctional Agencies

U.S. Immigration and Customs Enforcement FEDERAL SEGMENT Reentry Services Alternatives To Detention Program U.S. Southwest Border Crossings Source: U.S. Customs and Border Protection FY Southwest Land Border Encounters by Month (https://www.cbp.gov/newsroom/stats/southwest-land-border-encounters) Source: TRAC Alternatives to Detention Data (https://trac.syr.edu/immigration/detentionstats/atd_pop_table.html) * Feb-23 Data as of February 11, 2023 Data Release

Title 42 – U.S. Southwest Border Restrictions Title 42 restrictions will likely be lifted on May 11, 2023, coinciding with the expiration of the COVID pandemic public health emergency declaration U.S. Supreme Court dropped Title 42 related case from its arguments calendar Migrant Parole+ Program On Jan. 5, 2023, Biden Administration rolled out an expansion of Migrant Parole+ Program (with monthly cap of 30,000 individuals) for migrants from Venezuela, Cuba, Nicaragua, & Haiti Migrant Parole+ Program policy is being challenged by the State of Texas and several other States in federal court Third Country Asylum - Circumvention of Lawful Pathways (Proposed Rule) Biden Administration proposed rule on Feb. 21, 2023, which would require migrants to first seek asylum in a third country and use lawful pathways to seek asylum in the U.S. Migrants who otherwise illegally cross the U.S. border would face a presumption of ineligibility during credible fear asylum hearings and would be more likely to face removal Several groups have announced plans to legally challenge the proposed rule, which is subject to a 30-day public comment period Immigration Policies Update

U.S. Immigration and Customs Enforcement Private Sector 90% Public Sector 10% ICE Detention Beds Breakdown * GEO 42% * Approximations based on contract guarantee bed counts Source: ICE Integrated Decision Support (IIDS), 02/21/2023 https://www.ice.gov/detain/detention-management Other 58% Private Sector Beds ICE Detention Beds

U.S. Marshals Service (USMS) Stable USMS Detention Populations (2014 –2022) Source: 2014-2021 figures are taken from the USMS FY 2023 Performance Budget (https://www.justice.gov/file/1493071/download#:~:text=The%20USMS%20requests%20a%20total,for%20FPD%20in%20FY%202023.) Source: YTD2022 Figures are based on total USMS prisoner population as of November 3, 2022 (https://www.usmarshals.gov/what-we-do/prisoners/covid-19-prisoner-statistics) ~42% Contractor Beds

Aging Public Prisons Source: Bureau of Justice Statistics; State DOC Websites Aging Public Prison Facilities are Costly and Less Safe More than 200,000 Public Prison Beds are Older than Economic Useful Life of 75 years Close to 100,000 Public Prison Beds are 100+ Years Old GEO Prison Portfolio is Significantly Younger than States where we operate Avg. Age

Available Beds in Inventory

Financial Overview

Financial Highlights * Reconciliation of Non-GAAP measures included in GEO’s 4Q22 Earnings Release & Supplemental Q4 2022 Q4 2021 FY2022 FY2021 Revenue $620,682 $557,539 $2,376,727 $2,256,612 Net Income $41,529 ($49,822) $171,692 $77,233 Adjusted EBITDA* $145,481 $124,054 $539,185 $466,964 FY22 Revenue of $2.38 Billion FY22 Net Income of $172 Million FY22 Adjusted EBITDA of $539.1 Million, Highest in Company History

Revenues by Segment GEO Care 32% GEO Secure Services 68% FY2022 Revenue = $2.38 Billion

Federal Government 64% Revenues By Customer (FY2022) Long-term relationships with top customers – 30+ Years with Federal Gov’t * Includes ICE Alternatives to Detention-ISAP Contract Diversified Long-Term, High-Quality Customer Relationships

FY2023 Guidance Net Income Attributable to GEO $100 Million - $127 Million + Net Interest Expense $212 Million - $217 Million + Income Taxes (including income tax provision on equity in earnings of affiliates) $42 Million - $49 Million + Depreciation and Amortization $129.5 Million - 130.5 Million + Non-Cash Stock Based Compensation $16.5 Million Adjusted EBITDA $500 Million - $540 Million Net Income Attributable to GEO Per Diluted Share $0.80 - $1.02 Weighted Average Common Shares Outstanding - Diluted 124.5 Million CAPEX Growth - Technology $32 Million - $40 Million Facility Maintenance $45 Million - $48 Million Capital Expenditures $77 Million - $88 Million Total Debt, Net $1.815 Billion - $1.775 Billion Total Leverage, Net * 3.49x - 3.41x * Total Net Leverage is calculated using the midpoint of Adjusted EBITDA guidance range.

Debt Reduction Since the beginning of 2020, GEO reduced net recourse debt by more than $450 million (as of 4Q22). Over the next two years, GEO expects to reduce net recourse debt by $175 million - $200 million annually. Closed 2022 with net debt of $1.975 billion and net leverage of approximately 3.7 times Adjusted EBITDA. Goal of reducing net leverage to below 3.5 times by the end of 2023 and to below 3 times by the end of 2024. Transactions – Debt Maturities Successfully completed transactions in August of 2022 to comprehensively address the substantial majority of outstanding debt maturities and staggered GEO’s debt maturities over a longer period of time through 2028. Post closing of transactions, GEO redeemed $126 million in remaining 2023 Senior Notes and repaid remaining $147 million outstanding under 2024 Term Loans. Asset Sales In 2022, we completed $84 million asset sale of equity investment interest in Ravenhall Correctional Centre in Australia. Over the last two years, GEO completed sales involving facility assets, business segment contracts, and land, totaling approximately $154 million in proceeds. Debt Reduction

Environmental, Social & Governance (ESG) Overview

All Investment Grade Customers Required by Law to Pay on Time: 45-60 days No Receivables Problems Payment Schedule: Monthly Billing Majority of Contracts Include Fixed Monthly Payments Contract Terms: Average Length of 7-10 Years Customer Retention: In Excess of 90% High Quality Government Contracts

Lengthy Written Contracts Specifying all Service Requirements On-Site, Full-Time Customer Contract Monitors at Facilities in the U.S. Full-time GEO Compliance Monitors at Facilities in the U.S. American Correctional Association Accreditation with Scores in Excess of 99% National Commission on Correctional Health Care Accreditation GEO has Independent Contract Compliance Division Reporting Directly to the CEO Highly Regulated / Professional Services

In 2022, GEO published our Fourth Annual Human Rights and ESG Report. The report includes enhanced disclosures related to our Board oversight of human rights and ESG matters, employee diversity and training programs, corporate governance, and environmental sustainability, with updated ESG metrics covering the 2021 calendar year. The publication of our fourth annual Human Rights and ESG report highlights our continued commitment to respecting the human rights and improving the lives of those entrusted to our care. GEO recently undertook a Human Rights Due Diligence process, which focused on identifying salient human rights and included interviews with a diverse group of internal and external GEO stakeholders. The results of this due diligence process were incorporated into the Human Rights and ESG report. Fourth Annual Human Rights and ESG Report

To implement best practices that follow recognized global Human Rights standards and respect the basic human rights of all individuals in our care. To be a leading provider of enhanced in-custody rehabilitation programs and post-release support services through our award-winning GEO Continuum of Care ®. To provide quality support services that foster a safe and humane environment, deliver high-quality medical care, and adhere to independent accreditation standards. To provide development opportunities to our workforce and to instill an organizational culture rooted in diversity, inclusion, and respect. To advance environmental sustainability in our facilities by investing in energy conservation measures and following independent Green Building certification standards. GEO’s ESG Objectives

Periodic review of GEO’s bylaws, Code of Business Conduct and Ethics, and corporate governance guidelines Annual review of GEO’s Political Activities and Contributions Policy and Report Annual review of GEO’s political contributions and lobbying expenditures Board Oversight Human Rights Committee Annual review of Human Rights & ESG Report Periodic review of ESG initiatives Periodic review of company’s efforts in the area of respecting human rights Periodic review of GEO’s engagement with investors and external stakeholders Periodic reviews of GEO’s cyber security capabilities and privacy practices Periodic review of potential cyber vulnerabilities and remediation measures, if needed Periodic review and evaluation of GEO’s environmental sustainability initiatives Cyber Security & Environmental Oversight Committee Nominating & Corporate Governance Committee Criminal Justice Rehabilitation Committee Periodic review of GEO Continuum of Care Periodic review of in-custody rehabilitation programs Periodic review of reentry services and programs Periodic review of post-release support services

With the assistance of a third-party ESG firm, GEO conducted a human rights due diligence process in 2022, focusing on identifying salient human rights based on the nature of GEO’s services. GEO’s human rights risk assessment involved a four-step process that included active engagement with all critical stakeholder groups: Preparation Analysis & Interviews Saliency Assessment of Potential Risks Reporting GEO used the framework established by the United Nations Guiding Principles on Business and Human Rights and relied on the following foundational sources of international human rights: United Nations (UN) Universal Declaration of Human Rights UN International Covenant on Civil and Political Rights UN International Covenant on Economic, Social and Cultural Rights International Labour Organization (ILO) Fundamental Principles and Rights at Work Human Rights Due Diligence Process (2022)

Stakeholder Interviews GEO conducted 26 interviews with internal and external stakeholders to gain a wide view on potentially salient human rights. Internal stakeholders included members of GEO’s Board of Directors, executive leadership and division heads, subject matter experts, and frontline employees. The external stakeholders engaged included former GEO inmates/Continuum of Care alumni, multiple representatives of GEO shareholders, including institutional investors and members of the Interfaith Center on Corporate Responsibility (ICCR), and two Community Advisory Boards in Indiana and Louisiana. Plans and Objectives The identification and scoring of salient human rights both for inmates/detainees/residents and employees provide a framework for reviewing GEO’s Global Human Rights Policy, making necessary adjustments and fostering continuous improvement. Moving forward, we expect to evaluate additional human rights initiatives, including a future review of our Global Human Rights Policy and its implementation. Human Rights Due Diligence Process (2022)

Diversity We are proud to be a diversified employer. Women comprise an equal portion of our domestic workforce and play a significant role in our leadership and management. Across GEO, under-represented minorities account for 68% of our U.S. workforce. Employee Training We have a robust training program for staff at all levels of the organization. In 2022, our U.S. Secure Services division completed approximately 1.5 million staff training hours Diversified Employer

GEO’s Environmental Sustainability Policy Statement is disclosed in Annual ESG Report. GEO also provides disclosures on energy consumption statistics, water usage metrics, and Greenhouse Gas (GHG) Scope 1 and Scope 2 Emissions and Intensity Ratios. GEO’s commitment to sustainable building practices is reflected in our focus on new design and construction in accordance with LEED standards administered by the Green Building Certification Institute. Environmentally Responsible GEO’s Blackwater River Correctional & Rehabilitation Facility Received LEED Gold Certification in 2011

Disclosures in our Human Rights and ESG Report demonstrate the high quality of medical services provided across GEO’s Secure Services facilities in the U.S. GEO’s ICE Processing Centers typically have approximately double the number of healthcare staff, as compared to state correctional facilities. Our facilities are highly rated by leading accreditation entities: World Class Health Care The American Correctional Association The Nation Commission of Correctional Health Care Source: 2021 GEO Human Rights and ESG Report

GEO Continuum of Care® focuses on integrating in-custody evidence-based rehabilitation with post-release services aimed at reducing recidivism. GEO Continuum of Care®: Rehabilitator of Lives GEO Continuum of Care 2022 Milestones: Completed approximately 3.5 million hours of rehabilitation programming Awarded approximately 2,400 GEDs and high school equivalency degrees Awarded over 8,100 vocational training certifications Awarded approximately 7,300 substance abuse treatment completions Achieved over 40,000 behavioral program completions and more than 34,000 individual cognitive behavioral sessions Provided Post-Release support services to more than 2,500 individuals with over 700 attaining employment. Since 2016, GEO has allocated approximately $8 million in grants to returning citizens to assist them with community needs.

Appendix

Income Statement

Balance Sheet

Debt Maturity Schedule